                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      ILLINOIS SUPERCONDUCTOR CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

--------------------------------------------------------------------------------

                                     [LOGO]





451 Kingston Court
Mt. Prospect, Illinois  60056


                                   May 4, 1999



Dear Stockholder:

         On behalf of the Board of Directors, I cordially invite you to attend the 1999 Annual Meeting of Stockholders of Illinois Superconductor Corporation. The Annual Meeting will be held on Wednesday, June 9, 1999, beginning at 11:30 a.m. local time, at Ida Noyes Hall, 1212 East 59th Street, Chicago, Illinois. The formal notice of the Annual Meeting appears on the next page.

         The attached Notice of Annual Meeting and Proxy Statement describe matters that we expect will be acted upon at the meeting.

         It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and date the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

         We are gratified by our stockholders' continued interest in Illinois Superconductor Corporation and urge you to return your proxy card as soon as possible.


                                           Sincerely,


                                           /s/ Edward W. Laves
                                           -------------------------------------
                                           EDWARD W. LAVES
                                           Chairman of the Board of Directors,
                                           President and Chief Executive Officer

                                     [LOGO]



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 9, 1999

To the Stockholders of
Illinois Superconductor Corporation:

         Notice is hereby given that the Annual Meeting of Stockholders of Illinois Superconductor Corporation (the "Company"), a Delaware corporation, will be held at Ida Noyes Hall, 1212 East 59th Street, Chicago, Illinois on Wednesday, June 9, 1999, beginning at 11:30 a.m. local time, for the following purposes:

         (1) To elect one Class III director to the Company's Board of Directors;

         (2) To approve an amendment to the Company's Certificate of Incorporation, as amended, to increase the Company's authorized capital stock and the number of authorized shares of the Company's Common Stock;

         (3) To approve an amendment to the Company's Amended and Restated 1993 Stock Option Plan, as amended;

         (4) To ratify the appointment by the Board of Directors of Ernst & Young LLP as the independent auditors of the Company's financial statements for the fiscal year ending December 31, 1999; and

         (5) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on April 14, 1999 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. Only stockholders of the Company as of the close of business on April 14, 1999 will be entitled to vote at the meeting.

--------------------------------------------------------------------------------
PLEASE NOTE THAT ATTENDANCE AT THE MEETING WILL BE LIMITED TO STOCKHOLDERS OF ILLINOIS SUPERCONDUCTOR CORPORATION AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES) HOLDING ADMISSION TICKETS OR OTHER EVIDENCE OF OWNERSHIP. THE ADMISSION TICKET ACCOMPANIES YOUR PROXY CARD. IF YOUR SHARES ARE HELD BY A BANK OR BROKER, PLEASE BRING TO THE MEETING YOUR BANK OR BROKER STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF ILLINOIS SUPERCONDUCTOR CORPORATION COMMON STOCK TO GAIN ADMISSION TO THE MEETING.
--------------------------------------------------------------------------------


                                             By Order of the Board of Directors,


                                             /s/ William M. Kochlefl
                                             -----------------------------------
                                             WILLIAM M. KOCHLEFL
                                             Secretary

Mt. Prospect, Illinois
May 4, 1999

ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE FURNISHED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                       ILLINOIS SUPERCONDUCTOR CORPORATION
                               451 KINGSTON COURT
                          MT. PROSPECT, ILLINOIS 60056

                              --------------------

                                 PROXY STATEMENT

                              --------------------

         The accompanying proxy is solicited on behalf of the Board of Directors (the "Board of Directors" or "Board") of Illinois Superconductor Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 11:30 a.m., local time, on Wednesday, June 9, 1999 at Ida Noyes Hall, 1212 East 59th Street, Chicago, Illinois, and any adjournment or postponement thereof. This Proxy Statement and accompanying proxy are being mailed to stockholders on or about May 4, 1999.

         RECORD DATE AND OUTSTANDING SHARES. The Board of Directors has fixed the close of business on April 14, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and vote at, the Annual Meeting or any adjournment or postponement thereof. As of the Record Date, the Company had outstanding 12,557,344 shares of Common Stock, par value $.001 per share, including attached preferred stock purchase rights (the "Common Stock"). Each of the outstanding shares of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

         VOTING OF PROXIES. Edward W. Laves, William M. Kochlefl and Kenneth E. Wolf, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors of the Company to serve in such capacity. Dr. Laves, Mr. Kochlefl and Mr. Wolf are officers of the Company. Dr. Laves is also a director of the Company. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

         REQUIRED VOTE. The affirmative vote of a plurality of the shares of Common Stock voted in person or by proxy is required to elect the nominee for director. The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon (6,278,672 shares as of the Record Date) is required to approve the amendment to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"). The affirmative vote of a majority of the shares of Common Stock voted affirmatively or negatively is required to (i) approve the Fourth Amendment (the "Amendment") to the Company's Amended and Restated 1993 Stock Option Plan, as amended to date (the "1993 Stock Option Plan"), and (ii) ratify the appointment of Ernst & Young LLP as the independent auditors of the Company's financial statements for the fiscal year ending December 31, 1999.

         QUORUM; ABSTENTIONS AND BROKER NON-VOTES. The required quorum for transaction of business at the Annual Meeting will be a majority of the shares issued and outstanding as of the Record Date. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the meeting and will determine whether or not a quorum is present. Abstentions and broker non-votes will be included in determining the presence of a quorum. Abstentions and broker non-votes will have the same effect as votes "against" the proposal to approve the amendment to the Certificate of Incorporation. Neither abstentions nor broker non-votes will have any effect on the voting on the proposals to elect the nominee for director, to approve the Amendment to the 1993 Stock Option Plan or to ratify the appointment of the Company's independent auditors.

         STOCKHOLDER LIST. A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open to the examination of any stockholder for any purpose germane to the Annual Meeting during ordinary business hours commencing May 28, 1999, and continuing through the date of the Annual Meeting at the principal offices of the Company, 451 Kingston Court, Mt. Prospect, Illinois 60056.

         ANNUAL REPORT TO STOCKHOLDERS. The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1998, containing financial and other information pertaining to the Company, is being furnished to stockholders simultaneously with this Proxy Statement.


                                   PROPOSAL 1

                              ELECTION OF DIRECTOR

         The Board of Directors currently consists of five directors. Article Seven of the Certificate of Incorporation provides that the Board of Directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes. At the Annual Meeting, one Class III director is to be elected for a term of three years expiring at the 2002 Annual Meeting of Stockholders. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT TO CONTINUE TO SERVE AS A DIRECTOR OF THE COMPANY. See "Nominee for Election" below.

         The four directors whose terms of office expire in 2000 and 2001 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See "Other Directors" below.

         If at the time of the Annual Meeting the nominee should be unable or decline to serve, a proxy named on the proxy card accompanying this Proxy Statement will vote for such substitute nominee as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board, as the Board recommends. The Board of Directors has no reason to believe that the nominee will be unable or will decline to serve as a director if elected.

                              NOMINEE FOR ELECTION

         The name of the nominee for the office of director, together with certain information concerning such nominee, is set forth below:

                                                                                                         SERVED AS
                                                                                                          DIRECTOR
NAME                                        AGE        POSITION WITH COMPANY                               SINCE

Edward W. Laves...........................  51         Chairman of the                                      1997
                                                       Board of Directors, President and
                                                       Chief Executive Officer


         Dr. Laves has served as Chairman of the Board of Directors since June 1998, and has served as President and Chief Executive Officer and a director of the Company since July 1997. He joined the Company in December 1994 as Executive Vice President and Chief Operating Officer. As President and Chief Executive Officer, Dr. Laves is responsible for all aspects of the Company's business, including finance, manufacturing, human resources, engineering and the sales and marketing of the Company's SpectrumMaster(R), RangeMaster(R) and PowerMasterTM filter products. He brings to his role extensive experience in the wireless telecommunications industry. Before joining the Company, Dr. Laves served as general manager of the cellular infrastructure division of Nippon Motorola, Ltd. where he led Motorola's successful introduction of digital technology into the Japanese cellular market. Additionally, Dr. Laves managed the development and introduction of Motorola's CoveragePLUS wide area Special Mobile Radio (SMR) system to the market. He holds Ph.D. and M.B.A. degrees from the University of Chicago, and received his B.A. from Cornell University.

                                 OTHER DIRECTORS

         The following persons will continue to serve as directors of the Company after the Annual Meeting until their terms expire (as indicated below) or until their successors are duly elected and qualified.



                                                                                        SERVED AS
                                                                                         DIRECTOR            TERM
NAME                                        AGE      POSITION WITH COMPANY                SINCE             EXPIRES

Howard S. Hoffmann........................   45            Director                        1998               2001
Robert D. Mitchum.........................   45            Director                        1998               2000
Terry S. Parker...........................   53            Director                        1998               2000
Tom L. Powers.............................   62            Director                        1996               2001


         Mr. Hoffmann has served as a director of the Company since July 1998. He is currently a principal of Nightingale & Associates, LLC, a management consulting firm. Mr. Hoffmann has over 20 years of financial, operational and general management experience in a wide range of industries including computer hardware and software, consumer products, financial services, distribution and transportation. He joined Nightingale & Associates in 1990 after serving as interim Chief Financial Officer of two privately held businesses. Mr. Hoffmann began his career with Irving Trust Company as a commercial lending officer and later served as Vice President, Corporate Lending at Bank of America in the high technology group. More recently, he served as Chief Financial Officer of Applications Systems, Inc., an information technology firm operating in seven European countries, and as interim Chief Financial Officer and Chief Operating Officer of a $100 million consumer products company with international operations. Mr. Hoffmann is a member of the Audit Committee.

         Mr. Mitchum has served as a director of the Company since February 1998. He is currently Senior Vice President and Chief Financial Officer of American Marketing Systems, Inc., a position he has held since August 1998. Mr. Mitchum had served as Senior Vice President-Finance of APAC TeleServices, Inc. where he also served on the company's board of directors. Previously, Mr. Mitchum was Senior Vice President and Chief Financial Officer for Discovery Zone, a chain of indoor playgrounds for children, where he was instrumental in executing the company's initial public offering and subsequent sale of Blockbuster Entertainment. Mr. Mitchum spent much of his career as a partner at Arthur Andersen L.L.P. and later as lead partner of Andersen's Enterprise Group, specializing in small, high-growth businesses. Mr. Mitchum is co-founder of Fashion Encore, a chain of women's consignment retail stores. Mr. Mitchum also serves on the Board of Trustees of Augustana College. Mr. Mitchum is a member of the Audit Committee and serves as its Chairman.

         Mr. Parker has served as a director of the Company since February 1998. He previously was Senior Vice President of GTE Corporation where he served on GTE's Senior Executive Council and was responsible for both GTE's cellular and PCS businesses. Previously, Mr. Parker served as President of GTE Mobilnet cellular system from its founding in 1986. Following his distinguished career at GTE, Mr. Parker was President of Cellstar Corporation, a leading wholesale distributor of cellular telephones in the United States. Currently, he serves as a director of Cellstar Corporation, HighwayMaster, a provider of nationwide communications services to the trucking industry, and Heartland Wireless Inc. Mr. Parker is a member of the Compensation Committee.

         Mr. Powers has served as a director of the Company since October 1996. He is currently an adjunct professor and associate director of the Advanced Manufacturing Center at New Mexico State University in Las Cruces, New Mexico, as well as a consultant to a number of companies. From 1989 to 1991, Mr. Powers was President of the cellular systems business unit of AT&T Network Systems Group, now known as Lucent Technologies, Inc. Under his leadership, the business unit became the market leader in wireless infrastructure equipment in the United States, opened markets internationally and introduced the industry's first digital cellular system. In 1983, he became Vice President of AT&T and Philips Telecommunications B.V., a joint venture located in the Netherlands. He joined AT&T in 1958 as a member of the technical staff of Bell Laboratories and went on to management positions in consumer products, customer switching systems engineering and network planning. Mr. Powers is a member of the Compensation Committee and serves as its Chairman.

         SECURITYHOLDERS RIGHT TO DESIGNATE DIRECTORS. Pursuant to the terms of the Securities Purchase Agreement dated as of May 15, 1998 by and between the Company and the purchasers named therein (the "Investor Group"), as amended, the Investor Group designated Mark D. Brodsky and Mr. Hoffmann as nominees for election to the Board of Directors. Mr. Brodsky was elected to the Board in June 1998 and resigned from the Board in March 1999.

         DIRECTOR COMPENSATION. During 1998, the Company did not provide any cash compensation to its directors for their service on the Board of Directors. Each director of the Company who is not an employee of the Company (a "Non-Employee Director") participates in the 1993 Stock Option Plan. The 1993 Stock Option Plan provides for the automatic grant of non-qualified stock options ("NQSOs") to purchase 10,000 shares of Common Stock at the closing price of the Common Stock as reported on the Nasdaq National Market on the date of each Non-Employee Director's initial election to the Board of Directors. In consideration of their service on the Board of Directors, on the date of each annual meeting of the stockholders of the Company, each Non-Employee Director who is re-elected or continues to serve as a director because his or her term has not expired is automatically granted NQSOs to purchase 3,000 shares of Common Stock; provided that no such automatic grant shall be made to a Non-Employee Director who is first elected to the Board of Directors at the first such meeting or was first elected to the Board of Directors within three months prior to such annual meeting. The stock options vest in three equal annual installments beginning on the first anniversary of the date of grant and expire ten years from the date of grant.

         In April 1999, the Board of Directors adopted the Amendment to the 1993 Stock Option Plan which amends, among other things, the automatic stock option grant provisions described above. If Proposal 3 is approved by the stockholders at the Annual Meeting, on the date of each annual meeting of the stockholders of the Company (commencing with the Annual Meeting), each Non-Employee Director who is re-elected or continues to serve as a director because his or her term has not expired shall be automatically granted NQSOs to purchase not less than 3,000 nor more than 10,000 shares of Common Stock, as determined by the Board on such date, provided that no such automatic grant shall be made to a Non-Employee Director who is first elected to the Board of Directors at the first such meeting or was first elected to the Board of Directors within three months prior to such annual meeting. Subject to the approval of Proposal 3 by the stockholders at the Annual Meeting, each Non-Employee Director may also be granted additional stock options at the discretion of the Board; provided, however, that during any calendar year, stock options for no more than 100,000 shares of Common Stock may be granted to any individual Non-Employee Director. The terms of such discretionary stock option grants shall be determined by the Board. See "Proposal 3 - Amendment to the 1993 Stock Option Plan."

         All Non-Employee Directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

         MEETINGS. During the year ended December 31, 1998, the Board of Directors held 12 formal meetings. Each director attended at least 75% of the aggregate of the number of Board meetings (during the period for which he had been a director) and the total number of committee meetings on which he served that were held (during the period in which he was a member of such committee) during 1998.

         COMMITTEES OF THE BOARD OF DIRECTORS. The Board of Directors has established an Audit Committee and a Compensation Committee, each of which is comprised entirely of Non-Employee Directors. The Audit Committee consists of Messrs. Mitchum (Chairman) and Hoffmann. The Compensation Committee consists of Messrs. Powers (Chairman) and Parker. The Company does not have a standing Nominating Committee.

         The Audit Committee generally has responsibility for recommending independent auditors to the Board of Directors for selection, reviewing the plan and scope of the accountants' audit, reviewing the Company's audit and control functions, oversight of the Company's insider trading policy and reporting to the full Board of Directors regarding all of the foregoing. The Audit Committee held four formal meetings in 1998.

         The Compensation Committee generally has responsibility for recommending to the Board of Directors guidelines and standards relating to the determination of executive compensation, reviewing the Company's executive compensation policies and reporting to the full Board of Directors regarding the foregoing. The Compensation Committee also has responsibility for administering the 1993 Stock Option Plan, determining the number of options to be granted to the Company's executive officers and employees pursuant to the 1993 Stock Option Plan, oversight of the Company's non-discrimination and anti-harassment policy and reporting to the full Board of Directors regarding the foregoing functions. The Compensation Committee held one formal meeting in 1998. See "Report of the Compensation Committee of the Board of Directors."

                               EXECUTIVE OFFICERS

         Set forth below is a table identifying executive officers of the Company who are not identified in the tables entitled "Election of Director - Nominee for Election" or "- Other Directors."


NAME                                         AGE              POSITION WITH COMPANY
----                                         ---              ---------------------

Amr Abdelmonem........................       33                Vice President, Development
Dennis M. Craig.......................       40                Vice  President, Engineering and Manufacturing
Benjamin Golant.......................       49                Vice President, Technology
William M. Kochlefl...................       37                Vice  President, General Counsel and Secretary
Stephen J. Ursino.....................       33                Vice President, Sales
Kenneth E. Wolf.......................       45                Controller and Treasurer


         Mr. Abdelmonen joined the Company in January 1995 as Filter Engineer. He was appointed Director of Engineering in 1998 and Vice President, Development in April 1999. Before joining the Company, Mr. Abdelmonem was an engineer with Exxon Corporation in Egypt. Subsequently, he was affiliated with the University of Maryland in a number of research and teaching positions where much of his research focused on semi-conductor laser and advanced filter design. Mr. Abdelmonem earned his B.S. and M.S. degrees in Electrical Engineering from Ain-Shams University in Cairo, Egypt, and his Ph.D. from the University of Maryland. He has published numerous research documents for industry conferences and trade journals, holds two patents and has five patent applications pending.

         Mr. Craig joined the Company in December 1996 as Vice President, Manufacturing. He was appointed Vice President, Engineering and Manufacturing in September 1998. Before joining the Company, Mr. Craig worked for eight years at Motorola, Inc., where he most recently served as manufacturing operations manager in the Component Products Group. During his career at Motorola, his responsibilities included production management, new product implementation, cost reduction and capacity analysis and planning. Prior to joining Motorola, Mr. Craig served as a manufacturing process development engineer at Northrop Corporation in its defense systems division. Mr. Craig received an M.B.A. degree from Lake Forest Graduate School of Management and a B.S. degree in mechanical engineering from the University of Illinois at Chicago.

         Mr. Golant joined the Company in January 1996 as Vice President, Product Development. He was appointed Vice President, Technology in April 1999. From 1989 until joining the Company, Mr. Golant was at E.F. Johnson Company where he served as Director of Engineering, Chief Engineer and Director of Product Marketing. His responsibilities included managing the development of mobile, portable, and base station equipment for wireless land mobile radio systems. From 1976 to 1989, Mr. Golant was employed by Motorola, Inc.'s communications sector, leading teams to develop and commercialize a variety of radio component and system products. He received a B.S. degree in electrical engineering from Lehigh University. Mr. Golant holds one patent in the area of RF filter technology.

         Mr. Kochlefl joined the Company in January 1999 as Vice President, General Counsel and Secretary. Before joining the Company, Mr. Kochlefl served as Assistant General Counsel and Assistant Secretary for 360(degree) Communications Company, a major wireless communications company. There he played a key role in company financing, acquisition and divestiture activities, including 360(degree) Communications' spinoff from Sprint Corporation in 1996, and its subsequent acquisition by ALLTEL Corporation in 1998. Mr. Kochlefl had previously been associated with the law firms of Chapman and Cutler in Chicago, Illinois, for three years, and Winthrop, Stimson, Putnam & Roberts in New York, New York, for six years, where he concentrated on corporate securities matters, financing transactions and mergers and acquisitions. He earned his B.A. in Economics from the University of Illinois (Champaign-Urbana), and earned his law degree from Northwestern University School of Law.

         Mr. Ursino joined the Company in October 1996 as Sales Account Manager. He was appointed Sales Director in 1997, Senior Sales Director in 1998 and Vice President, Sales in April 1999. Before joining the Company, Mr. Ursino served as Sales Manager for NTK Technical Ceramics, a Japanese based company, marketing filters and resonators to domestic wireless telecommunication companies. Mr. Ursino previously served in sales manager positions for a variety of companies, including Futaba. He graduated from the University of Detroit with a B.S. in Electrical Engineering.

         Mr. Wolf joined the Company in July 1998 as Controller. He was appointed Treasurer of the Company in January 1999. With more than 20 years of accounting experience, he has served as the senior financial manager at a number of manufacturing companies, as well as auditor with one of the major accounting firms. Prior to joining the Company, Mr. Wolf served as Corporate Controller for Triangle Home Products Inc., with responsibility for general and cost accounting functions, as well as payroll and benefit administration, for 8 years. Mr. Wolf earned his B..A. in Finance from the University of Illinois (Champaign-Urbana) and his M.B.A. from the University of Chicago.

         The Board of Directors elects officers annually and such officers, subject to the terms of certain employment agreements, serve at the discretion of the Board. See "Executive Compensation and Certain Transactions - Employment Agreements." Mr. Craig and Dr. Laves each have employment agreements with the Company. There are no family relationships among any of the directors or officers of the Company.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers (as defined under Section 16(a)), directors and persons who own greater than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Commission. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that during 1998, all of the Section 16(a) filing requirements applicable to its officers, directors and 10% beneficial owners were complied with by such persons, except that a Form 3, covering his initial beneficial ownership of securities, was inadvertently filed late by Mr. Wolf.

                 EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

         The following table provides information concerning the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 1998, 1997 and 1996 of those persons who were at December 31, 1998, (i) the chief executive officer of the Company or (ii) the three other most highly compensated (based on combined salary and bonus) executive officers of the Company whose total salary and bonus exceeded $100,000 during 1998 (collectively, the "Named Officers").


                           SUMMARY COMPENSATION TABLE



                                                                                              LONG-TERM
                                                                                             COMPENSATION
                                                                ANNUAL COMPENSATION            AWARDS(1)
                                                           ------------------------------    --------------

                                                                                             SECURITIES         ALL OTHER
                                                                                             UNDERLYING        COMPENSATION
      NAME AND PRINCIPAL POSITION              YEAR        SALARY ($)        BONUS ($)       OPTIONS (#)           ($)
----------------------------------------    -----------    ------------    --------------    ------------    -----------------

EDWARD W. LAVES, PH.D.                         1998         $186,590            $0             100,000              $0
  Chairman of the Board of Directors,          1997         $170,000            $0                0                 $0
  President and Chief Executive Officer        1996         $147,000          $44,100          20,000               $0

MICHAEL C. BALDUZZI (2)                        1998         $113,750          $65,825 (3)      25,000               $0
  Vice President, Sales                        1997            N/A              N/A              N/A               N/A
                                               1996            N/A              N/A              N/A               N/A

DENNIS M. CRAIG (4)                            1998         $141,060            $0             70,000               $0
  Vice President, Engineering and              1997         $130,000            $0                0                 $0
  Manufacturing                                1996          $3,160             $0             25,000               $0

BENJAMIN GOLANT                                1998         $120,750            $0             50,000               $0
  Vice President,Technology                    1997         $120,750            $0                0                 $0
                                               1996         $115,000          $23,000             0                 $0




(1) None of the Named Officers had any restricted stock holdings as of December 31, 1998.

(2) Mr. Balduzzi commenced employment with the Company in February 1998.

(3) Mr. Balduzzi received a sign-on bonus in the amount of $35,000. The remaining amount was earned in 1998 for performance during that year.

(4) Mr. Craig commenced employment with the Company in December 1996.

                              OPTION GRANTS IN 1998

         The following table contains information concerning the grant of stock options by the Company to the Named Officers during 1998.



                                               PERCENTAGE
                                  NUMBER OF     OF TOTAL
                                  SHARES         OPTIONS                                  POTENTIAL REALIZABLE
                                  UNDERLYING   GRANTED TO    EXERCISE                   VALUE AT ASSUMED ANNUAL
                                  OPTIONS       EMPLOYEES     OR BASE     EXPIRATION      RATES OF STOCK PRICE
             NAME                 GRANTED       IN FISCAL      PRICE       DATE (1)     APPRECIATION FOR OPTION
                                    (1)(#)        YEAR       ($/SHARE)                          TERM (2)
--------------------------------  -----------  ------------ ------------  -----------   -------------------------
                                                                                          5%($)        10%($)
                                                                                        -----------  ------------

Edward W. Laves, Ph.D..........    100,000       13.70%       $1.6875       1/7/08       106,130       268,940

Michael C. Balduzzi............     25,000        3.42%       $1.0940       2/5/08        17,200       43,590

Dennis M. Craig................     70,000        9.60%       $1.6875       1/7/08        74,291       188,258

Benjamin Golant................     50,000        6.85%       $1.6875       1/7/08        53,065       134,470


(1) Subject to certain restrictions, these options vest over a four-year period as follows: one-fourth of the options vest on the first anniversary of the grant date and one-thirty-sixth of the remaining options vest each month thereafter. The grant dates are 10 years prior to the respective expiration dates.

(2) Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. These amounts represent certain assumed rates of appreciation only. Actual gains are dependent on the future performance of the Common Stock and the option holder's continued employment throughout the vesting period. The amounts reflected in the table may not necessarily be achieved.


                           YEAR-END 1998 OPTION VALUES

         The following table provides information concerning the Named Officers' unexercised options at December 31, 1998. None of the Named Officers exercised any stock options during 1998.


                                            NUMBER OF SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                                            UNEXERCISED OPTIONS AT YEAR-END     IN-THE-MONEY OPTIONS AT
                                                     1998 (#)                   YEAR-END 1998 ($) (1)
                                              ---------------------------------------------------------------
                    NAME                       EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------

Edward W. Laves, Ph.D.                            50,416         114,584            $0              $0
Michael C. Balduzzi                                 0             25,000            $0              $0
Dennis M. Craig                                   13,021          81,979            $0              $0
Benjamin Golant                                   15,417          54,583            $0              $0

----------------

(1) The value per option is calculated by subtracting the exercise price from the closing price of the Common Stock on the Nasdaq National Market on December 31, 1998 (the last business day of 1998) of $1.00.



         EMPLOYMENT AGREEMENTS. Effective July 1, 1998, the Company entered into an employment agreement with Dr. Laves. The agreement terminates on December 31, 1999 and stipulates an annual base salary of $200,000. Effective November 9, 1998, the Company entered into an employment agreement with Mr. Craig. The agreement terminates on December 31, 1999 and stipulates an annual base salary of $150,000. Each agreement includes a provision for a bonus to be paid at the discretion of the Board of Directors, severance payments if the executive is terminated other than for "Cause" (as defined in such agreement), and certain non-competition and confidentiality provisions.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

         The following report of the Compensation Committee is provided solely to stockholders of the Company pursuant to the requirements of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, and shall not be deemed to be "filed" with the Securities and Exchange Commission for the purpose of establishing statutory liability. This Report shall not be deemed to be incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this Proxy Statement.

         The objectives of the Compensation Committee in determining the levels and components of executive compensation are (i) providing them with both cash and equity incentives to further the interests of the Company and its stockholders, (ii) compensating them at appropriate levels with a recognition of compensation levels of executive officers at other high technology companies at a comparable stage of development, and (iii) attracting outstanding executive officers to the Company. Generally, the compensation of all executive officers is composed of a base salary plus a discretionary bonus based upon achievement of specified goals. In addition, the Company grants stock options, from time to time in its discretion, to base potential compensation on stockholder return and to provide for compensation based upon the Common Stock performance over time.

         The Compensation Committee determined the terms of employment agreements for each of Mr. Craig and Dr. Laves. In determining the base salaries of the executive officers, the Compensation Committee considered the performance of each executive, the nature of the executive's responsibilities, the salary levels of executives at high technology companies at a comparable stage of development, including other publicly held companies that are developing products using superconducting materials, and the Company's general compensation practices.

         Discretionary bonuses for each of the Company's executive officers are based on achievement of specified goals of the Company and are a function of the criteria which the Compensation Committee believes appropriately take into account the specific areas of responsibility of the particular officer.

         The Compensation Committee typically grants stock options to executive officers and other employees in order to provide a long-term incentive which is directly tied to the performance of the Company's stock. These options provide an incentive to maximize stockholder value because they reward option holders only if stockholders also benefit. The exercise price of these stock options is the fair market value of the Common Stock on the dates of grant. Vesting periods are used to retain key employees and to emphasize the long-term aspect of contribution and performance. In making stock option grants to executives under the 1993 Stock Option Plan, the Compensation Committee considers a number of factors, including the performance of the executive, achievement of goals, the responsibilities of the executive, review of compensation of executives in high technology companies at a comparable stage of development, and review of the number of stock options each executive currently possesses. Stock options were granted to all executive officers January 7, 1998.

         COMPLIANCE WITH SECTION 162(M). The Compensation Committee currently intends for all compensation paid to the executive officers to be tax deductible to the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"). Section 162(m) provides that compensation paid to the executive officers in excess of $1,000,000 cannot be deducted by the Company for Federal income tax purposes. However, this limitation does not apply to performance-based compensation, provided that certain conditions are satisfied. Although the Company's policy is generally to preserve the federal income tax deductibility of compensation paid, the Compensation Committee retains the authority to approve payments that may not be deductible if it believes that such payments are in the best overall interests of the Company and its stockholders.

                                                        COMPENSATION COMMITTEE
                                                        Tom L. Powers (Chairman)
                                                        Terry S. Parker

                                PERFORMANCE GRAPH

         The following graph shows a comparison of cumulative total returns during the period commencing on January 1, 1994 for the Company, the Nasdaq Market Composite Index, an index of peer companies selected by the Company and the Hambrecht & Quist Technology Sector Communication Index (the "H&Q Communication Index"). The Company is replacing the index of peer companies with the H&Q Communication Index because the H&Q Communication Index contains a number of companies that are in the same line of business as the Company, and the Company believes that this index is more readily accessible to the stockholders than the index of peer companies. The comparison assumes that $100 was invested on January 1, 1994 in the Company's Common Stock and in each index, and assumes the reinvestment of all dividends, if any.


[GRAPHIC OMITTED]

                                            1/1/94   12/31/94    12/31/95   12/31/96   12/31/97   12/31/98
                                            ------   --------    --------   --------   --------   --------

ILLINOIS SUPERCONDUCTOR                     100.00      79.07      158.14     159.30      16.86       9.30
PEER GROUP INDEX                            100.00      88.17      153.60     147.10     176.94     177.52
H&Q COMMUNICATION INDEX                     100.00     110.98      176.85     202.91     192.09     283.61
NASDAQ MARKET INDEX                         100.00     104.99      136.18     169.23     207.00     291.96


         The companies in the peer group, all of which are in the wireless communication equipment market or superconductor product market, include Illinois Superconductor Corporation, Superconductor Technologies Inc., Conductus, Inc., Qualcomm Inc. and Stanford Telecommunications, Inc. The H&Q Communication Index includes approximately 50 publicly traded technology companies within the communications industry sector.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 31, 1999, certain information with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Company director, (iii) each Named Officer and (iv) all Company executive officers and directors as a group.


                                                                                 NUMBERS OF        PERCENT OF
                                                                                   SHARES            SHARES
                              NAME AND ADDRESS                                  BENEFICIALLY      BENEFICIALLY
                                                                                OWNED(1)(10)       OWNED(10)
-----------------------------------------------------------------------------  ---------------  -----------------


Elliott Associates, L.P. (2)...............................................      1,379,774(2)         9.9%(2)
   712 Fifth Avenue
   New York, New York 10019
Westgate International, L.P. (2)...........................................         (2)                (2)
   c/o Midland Bank Trust Corporation
   (Cayman) Limited
   P.O. Box 1109
   Mary Street, Grand Cayman
   Cayman Islands, British West Indies
State Farm Mutual Automobile Insurance Company (3).........................     1,379,774(3)          9.9%(3)
   One State Farm Plaza
   Bloomington, Illinois 16701
Edward W. Laves, Ph.D. (4)..................................................          119,167          *
Michael C. Balduzzi (5).....................................................           58,021          *
Dennis Craig (6)............................................................           51,958          *
Benjamin Golant (8).........................................................           34,167          *
Tom L. Powers (7)...........................................................           10,067          *
Robert Mitchum (8)..........................................................            3,333          *
Terry S. Parker (8).........................................................            3,333          *
Howard S. Hoffmann..........................................................               --         --
All executive officers and directors as a group (11 persons) (9)............          218,684         1.7%


-------------
*    Denotes beneficial ownership of less than one percent.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) According to a Schedule 13D/A, dated April 9, 1999, Elliott Associates, L.P. ("Elliott"), Westgate International, L.P. ("Westgate") and Martley International, Inc. ("Martley") together have sole voting and investment power with respect to 1,379,774 shares. Martley is the investment manager for Westgate and expressly disclaims beneficial ownership of all shares beneficially held by either Westgate or Elliott. As of March 31, 1999, Elliott held the following securities of the Company that are convertible into, or exercisable for, an aggregate of 4,066,774 shares (the "Elliott Shares") (i) $833,334 face principal amount of Senior Convertible Notes due May 15, 2002, bearing interest at 6% ("6% Notes"), which are convertible into 740,741 shares of Common Stock; (ii) $1,111,111 face principal amount of Senior Convertible Notes due May 15, 2002, bearing interest at 2% ("2% Notes"), which are convertible into 740,740 shares of Common Stock; (iii) $1,388,889 face principal amount of Senior Convertible Notes due May 15, 2002, bearing interest at 6% ("Amended 6% Notes"), which are convertible into 1,234,568 shares of Common Stock; (iv) warrants expiring on March 31, 2002 exercisable for 333,334 shares of Common Stock ("6% Warrants"); (v) warrants expiring on March 31, 2002 exercisable for 555,556 shares of Common Stock ("Amended 2% Warrants"); (vi) warrants expiring on May 15, 2001 exercisable for 444,444 shares of Common Stock ("2% Warrants"); and (vii) warrants expiring on October 29, 2001 exercisable for 17,391 shares of Common Stock. As of March 31, 1999, Westgate held the following securities of the Company that are convertible into, or exercisable for, an aggregate of 4,066,772 shares (the "Westgate Shares") (i) $833,333 face principal amount of 6% Notes which are convertible into 740,740 shares of Common Stock; (ii) $1,111,112 face principal amount of 2% Notes which are convertible into 740,741 shares of Common Stock; (iii) $1,388,888 face principal amount of Amended 6% Notes which are convertible into 1,234,567 shares of Common Stock; (iv) 6% Warrants exercisable for 333,333 shares of Common Stock; (v) Amended 2% Warrants exercisable for 555,555 shares of Common Stock; (vi) 2% Warrants exercisable for 444,445 shares of Common Stock; and (vii) warrants expiring on October 29, 2001 exercisable for 17,391 shares of Common Stock. Elliott disclaims beneficial ownership of 2,687,000 of the Elliott Shares, and Westgate disclaims beneficial ownership of 2,686,998 of the Westgate Shares, because the amount of shares into which Elliott's and Westgate's 6% Notes, 2% Notes, 6%
     Warrants, Amended 2% Warrants and 2% Warrants are each convertible or exercisable is limited, pursuant to the terms of such instruments, to that amount which would result in Elliott and Westgate together, and their affiliates, having beneficial ownership of shares not exceeding 9.9% of all of the outstanding shares of Common Stock. Excludes 58,488 shares, in the case of Elliott, and 58,488 shares, in the case of Westgate, which may be issued as interest on the notes, at the option of the Company, within 60 days of April 15, 1999.

(3) As of March 31, 1999, State Farm Mutual Automobile Insurance Company ("State Farm") held the following securities of the Company that are convertible into, or exercisable for, an aggregate of 1,564,446 shares (i) $300,000 face principal amount of 6% Notes which are convertible into 266,667 shares of Common Stock; (ii) $500,000 face principal amount of 2% Notes which are convertible into 333,334 shares of Common Stock; (iii) $500,000 face principal amount of Amended 6% Notes which are convertible into 444,445 shares of Common Stock; (iv) 6% Warrants exercisable for 120,000 shares of Common Stock; (v) Amended 2% Warrants exercisable for 200,000 shares of Common Stock; and (vi) 2% Warrants exercisable for 200,000 shares of Common Stock. State Farm effectively disclaims beneficial ownership of 409,672 of such shares because the amount of shares into which State Farm's 6% Notes, 2% Notes, 6% Warrants, Amended 2% Warrants and 2% Warrants are convertible or exercisable is limited, pursuant to the terms of such instruments, to that amount which would result in State Farm, and its affiliates, having beneficial ownership of shares not exceeding 9.9% of all of the outstanding shares of Common Stock. Includes 225,000 shares beneficially held on March 31, 1999. Excludes 22,581 shares which may be issued as interest on the notes, at the option of the Company, within 60 days of April 15, 1999.

(4) Includes 90,000 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of March 31, 1999. Excludes 291,864 shares held by the State of Illinois and 69,080 shares of Common Stock issuable upon exercise of warrants presently exercisable and held by the State of Illinois. Dr. Laves, as the chief executive officer of the Company, has an irrevocable proxy to vote these shares. Therefore, Dr. Laves may be deemed the beneficial owner of the shares of Common Stock directly owned by the State of Illinois. Dr. Laves disclaims this beneficial ownership.

(5) Includes 13,021 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of March 31, 1999. Includes 10,000 shares beneficially owned by Mr. Balduzzi's spouse. These numbers represent the last known amount of shares beneficially held by Mr. Balduzzi on March 8, 1999, the date Mr. Balduzzi terminated his employment with the Company.

(6) Includes 38,958 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of March 31, 1999.

(7) Includes 7,667 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of March 31, 1999.

(8) Represents shares issuable upon exercise of options exercisable currently or within 60 days of March 31, 1999.

(9) Includes 204,451 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of March 31, 1999. Includes shares beneficially held by all current executive officers and directors of the Company as of April 12, 1999.

(10) As of March 31, 1999, Alexander Finance, LP ("Alexander") held the following securities of the Company that are convertible into, or exercisable for, an aggregate of 6,479,013 shares (i) $1,333,333 face principal amount of 6% Notes which are convertible into 1,185,185 shares of Common Stock; (ii) $1,777,778 face principal amount of 2% Notes which are convertible into 1,185,186 shares of Common Stock; (iii) $2,222,222 face principal amount of Amended 6% Notes which are convertible into 1,975,309 shares of Common Stock; (iv) 6% Warrants exercisable for 533,333 shares of Common Stock; (v) Amended 2% Warrants exercisable for 888,889 shares of Common Stock; and (vi) 2% Warrants exercisable for 711,111 shares of Common Stock. Alexander effectively disclaims beneficial ownership of 5,863,704 of such shares because the amount of shares into which Alexander's 6% Notes, 2% Notes, 6% Warrants, Amended 2% Warrants and 2% Warrants are convertible or exercisable is limited, pursuant to the terms of such instruments, to that amount which would result in Alexander, and its affiliates, having beneficial ownership of shares not exceeding 4.9% of all of the outstanding shares of Common Stock. Excludes 93,580 shares which may be issued as interest on the notes, at the option of the Company, within 60 days of April 15, 1999.



                                   PROPOSAL 2

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
               TO INCREASE THE COMPANY'S AUTHORIZED CAPITAL STOCK
               AND THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         In February 1999, the Board of Directors proposed and recommended for approval by the Company's stockholders an amendment to the Certificate of Incorporation to increase the total authorized capital stock of the Company from 30,100,000 shares to 60,100,000 shares and to increase the number of authorized shares of Common Stock from 30,000,000 shares to 60,000,000 shares. No changes will be made to the number of authorized shares of the Company's Preferred Stock. The Company's stockholders are asked to approve this amendment.

         The proposed amendment provides that the first sentence of Article 4 of the Certificate of Incorporation be amended to read in its entirety as follows:

                  "The total number of shares of all classes of stock which the Corporation shall have authority to issue is Sixty Million One Hundred Thousand (60,100,000), of which Sixty Million (60,000,000) shares are of a class designated "Common Stock" (referred to in this certificate as "Common"), and One Hundred Thousand (100,000) shares are of a class designated "Preferred Stock" (referred to in this certificate as "Preferred")."

         REASONS FOR THE PROPOSAL. As of March 31, 1999, there were 12,557,344 shares of Common Stock issued and outstanding. In addition, as of such date there were (i) 1,705,000 shares of Common Stock reserved for issuance under the 1993 Stock Option Plan, (ii) 4,678,686 shares of Common Stock reserved for issuance pursuant to certain outstanding warrants and (iii) 11,055,557 shares of Common Stock reserved for issuance upon conversion of $13,650,000 in aggregate face principal amount of the Company's Senior Convertible Notes due May 15, 2002 (the "Senior Notes"). Consequently, only 3,413 shares of Common Stock were available for future issuance by the Company as of March 31, 1999.

         In March 1999, the Board of Directors reserved for issuance, subject to the approval of Proposal 2 by the stockholders at the Annual Meeting (i) 1,320,000 shares of Common Stock (the "Unauthorized Warrant Shares") issuable upon conversion of the 6% Warrants issued on March 31, 1999 and (ii) up to 2,000,000 shares of Common Stock issuable, at the option of the Company, as the payment of accrued interest on the Senior Notes. In the event that the stockholders fail to approve Proposal 2, under the terms of the Securities Purchase Agreement dated as of March 31, 1999 by and among the Company and the purchasers named therein, the Company (i) will be required to repurchase such principal amount of the Senior Notes as are convertible into an amount of shares of Common Stock equal to the Unauthorized Warrant Shares and (ii) the Company will no longer be permitted to pay accrued interest on the Senior Notes in shares of Common Stock.

         Furthermore, the Board of Directors believes that it is desirable and essential for the Company to have available additional authorized but unissued shares of Common Stock to provide the Company with shares of Common Stock to be used for general corporate purposes, including future equity and/or debt financings. Approval of Proposal 2 will provide the Company with the flexibility to consummate potential financings involving the issuance of additional shares of Common Stock, or securities convertible into shares of Common Stock, in a timely manner and to take advantage of other favorable financial opportunities. If the Company's stockholders fail to approve Proposal 2, the Company will be limited in its ability to act promptly with respect to potential financing opportunities which are presented to it. If the Company cannot obtain adequate funds when needed, the Company may be required to delay, scale-back or eliminate the manufacturing, marketing or sales of one or more of its products or some or all of its research and development programs. Inadequate funding also could impair the Company's ability to compete in the marketplace. In particular, if the Company is unable to secure adequate financing during the third quarter of 1999, it will have to substantially reduce its operating plans in order to continue its operations beyond such date.

         EFFECT OF INCREASE. The additional shares of Common Stock (other than the Unauthorized Warrant Shares) may be issued, subject to certain exceptions, by the Board of Directors at such times, in such amounts and upon such terms as the Board of Directors may determine without further approval of the stockholders. The Company's current stockholders could suffer a dilution of voting rights and tangible book value per share of the Common Stock as the result of any such issuance of Common Stock depending on the number of shares issued and the terms and conditions of the issuance. The additional shares of Common Stock could have an "anti-takeover" effect in that they could discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise. Such shares could be issued for the purpose of making more difficult, time-consuming or costly an acquisition of a controlling interest in the Company deemed undesirable by the Board of Directors, even if such acquisition is desired by certain stockholders of the Company. The Company does not, however, currently intend to issue shares for such purpose.

         The Company's stockholders have no preemptive rights to subscribe for additional shares of Common Stock when issued.

         THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION IS IN THE BEST LONG-TERM INTERESTS OF STOCKHOLDERS AND THEREFORE RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED CAPITAL STOCK AND THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.


                                   PROPOSAL 3

                     AMENDMENT TO THE 1993 STOCK OPTION PLAN

         BACKGROUND. On August 19, 1993, the Board of Directors adopted the Illinois Superconductor Corporation 1993 Stock Option Plan (the "Old Plan") pursuant to which options to acquire up to 380,000 shares of Common Stock were authorized for issuance. In 1994, the size of the Old Plan was increased to reserve an aggregate of 455,000 shares of Common Stock. This increase reserved 375,000 shares of Common Stock for issuance to employees and consultants and 80,000 shares for Non-Employee Directors. In 1994, the stockholders of the Company also approved the amendment and restatement of the Old Plan and adopted the 1993 Stock Option Plan. In 1995, stockholders approved an increase of an additional 200,000 shares to be reserved for issuance to employees and consultants under the 1993 Stock Option Plan. In 1996, stockholders approved a further increase of 400,000 shares to be reserved for issuance to employees and consultants under the 1993 Stock Option Plan. In 1997, stockholders approved an increase of an additional 650,000 shares, of which 600,000 were reserved for issuance to employees and consultants and 50,000 shares were reserved for issuance to Non-Employee Directors, bringing the total number of shares of Common Stock currently reserved for issuance under the 1993 Stock Option Plan to 1,705,000.

         In April 1999, the Board of Directors adopted and voted to present a Fourth Amendment to the 1993 Stock Option Plan, which is set forth in Exhibit A, for stockholder approval at the Annual Meeting. The Amendment provides for (1) an additional 806,468 shares to be reserved for issuance under the 1993 Stock Option Plan; (2) the elimination of the distinction between the number of shares reserved for issuance to employees and consultants and the number of shares reserved for issuance to Non-Employee Directors; (3) a change to the provisions providing for the automatic grant of stock options to Non-Employee Directors;
(4) discretionary grants of options to Non-Employee Directors as determined by the discretion of the Board of Directors; and (5) an acceleration of the time during which options granted under the 1993 Stock Option Plan may be exercised upon the occurrence of certain events constituting a "Change of Control" (as defined in the Amendment). Assuming the approval of Proposal 3 by the stockholders, if options for all 2,511,468 shares of Common Stock available under the 1993 Stock Option Plan were issued, such shares would constitute approximately 20% of the issued and outstanding Common Stock as of March 31, 1999. The Amendment will not be implemented if it is not approved by a majority of the shares voted affirmatively or negatively at the Annual Meeting. The Board believes that the size of the 1993 Stock Option Plan, as amended by the Amendment, is appropriate.

         The Board of Directors believes that the well recognized benefits of stock option plans outweigh any burden to the stockholders attendant to the award of incentive options, and include (i) the ability to attract and retain qualified engineering, technical and administrative personnel, as well as Non-Employee Directors, in the face of an increasingly competitive hiring environment; (ii) the encouragement of the acquisition by key employees and Non-Employee Directors of a proprietary interest in the Company; (iii) the ability to fashion attractive incentive awards based upon the performance of the Company and the price for the Common Stock; and (iv) better alignment of the interests of employees, Non-Employee Directors and consultants with the interests of the Company's stockholders. In adopting the Amendment, the Board of Directors noted that many other companies have adopted equity plans to compensate their employees and Non-Employee Directors with size comparable to that to be affected by the Amendment.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1993 STOCK OPTION PLAN, AND BELIEVES THAT THE AMENDMENT IS APPROPRIATE TO COMPENSATE EMPLOYEES, NON-EMPLOYEE DIRECTORS AND CONSULTANTS.

         The following brief summary of certain features of the Amendment and the 1993 Stock Option Plan is qualified in its entirety by reference to the full text of the Amendment, which is set forth in Exhibit A, and the full text of the 1993 Stock Option Plan, as previously amended, which is set forth in Exhibit B.

         SUMMARY OF PROVISIONS. The 1993 Stock Option Plan is administered by the Compensation Committee of the Board of Directors which is authorized in its discretion, subject to the provisions of the 1993 Stock Option Plan, to allocate options to such employees (including officers), consultants and, subject to stockholder approval of Proposal 3, Non-Employee Directors of the Company as the Compensation Committee may select and to determine the number of shares covered by, and terms of, each option. The Compensation Committee is comprised of Non-Employee Directors. Certain options will also be granted to Non-Employee Directors based on a formula, all as described below. During any calendar year, options for no more than 100,000 shares of Common Stock shall be granted to any employee, consultant or Non-Employee Director. An employee who has been granted an option may be granted additional options. Certain stock options (as described below) were granted to a group of key management personnel in 1998, including Non-Employee Directors and officers of the Company.

         Assuming stockholder approval of Proposal 3, on the date of the annual meeting of stockholders of the Company in each calendar year (commencing with the Annual Meeting), each Non-Employee Director who is reelected at that meeting, or whose term of office does not expire at that meeting, shall be automatically granted an option to purchase not less than 3,000 shares nor more than 10,000 shares of Common Stock, as determined by the Board on such date; provided that no such automatic annual grant shall be made to a Non-Employee Director (i) who is first elected to the Board of Directors at such annual meeting or was first elected to the Board of Directors within three months prior to such annual meeting or (ii) if there are not sufficient shares remaining and available to all Non-Employee Directors eligible for an automatic annual grant at the time at which an automatic annual grant would otherwise be made. Each option granted pursuant to this formula to Non-Employee Directors shall have the following terms: (i) the options shall expire ten years after the date of grant, (ii) the options shall become exercisable in three equal annual installments on each of the first, second and third anniversaries of the date of grant; and (iii) the exercise price per share of Common Stock shall be the fair market value on the date of grant of the option. Subject to the approval of Proposal 3 by the stockholders, each Non-Employee Director may be granted additional stock options at the discretion of the Board; provided, however, that during any calendar year, stock options for no more than 100,000 shares of Common Stock may be granted to any individual Non-Employee Director.

         Assuming stockholder approval of Proposal 3, an aggregate of 2,511,468 shares of Common Stock, which may be authorized and unissued or treasury shares, will be available for issuance under the 1993 Stock Option Plan. If any option granted under the 1993 Stock Option Plan shall expire or terminate for any reason without having been exercised in full, options for the unpurchased shares subject thereto may again be granted under the 1993 Stock Option Plan.

         Any options may be exercised in whole or in part at such times and upon such terms and conditions as the Compensation Committee shall determine, in accordance with the 1993 Stock Option Plan. If approved by the Compensation Committee, payment may be made by (i) delivering Common Stock already owned by the option holder; (ii) executing and delivering a note satisfactory to the Compensation Committee; (iii) authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the option having a total fair market value on the date of delivery equal to the exercise price of such option; (iv) delivery of cash by a broker-dealer to whom the option holder has submitted an irrevocable notice of exercise; and (v) any combination of the foregoing.

         Options granted under the 1993 Stock Option Plan may be assigned or transferred by will or laws of descent or distribution, or otherwise, only if the option agreement entered into by the option grantee and the Company in connection with the option grant so provides. If an option holder's employment by the Company, or term as director, ends, the option, to the extent exercisable at such time, may be exercised until the earlier of the expiration date of the option or the time specified in the option agreement. To the extent such option is not exercisable at the date of such termination, the option shall terminate.

         The price at which the Common Stock may be purchased pursuant to the exercise of each option under the 1993 Stock Option Plan is determined by the Compensation Committee in its sole discretion, but may not in any event be less than its fair market value on the date of grant. On April 12, 1999, the closing price of a share of the Common Stock on the Nasdaq National Market was $0.75 per share. No stock option shall be exercisable later than the tenth anniversary date of its grant.

         Upon the happening of certain circumstances, such as a stock dividend, split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change, the Company will appropriately adjust the number of shares available under the 1993 Stock Option Plan, the number of shares covered by outstanding options and the exercise price of such outstanding options.

         The Compensation Committee is authorized to construe the provisions of the 1993 Stock Option Plan and to adopt rules and regulations for administering the 1993 Stock Option Plan to the extent necessary to comply with the applicable rules and regulations of the stock exchange or market on which the Common Stock is then listed for trading or with Section 422 of the Code (as defined in the 1993 Stock Option Plan). The 1993 Stock Option Plan may be amended as provided in the 1993 Stock Option Plan from time to time by the Board of Directors or by the Compensation Committee, provided that the consent of the affected option holder shall be necessary to alter or impair any options which have been previously granted. Otherwise, an amendment is subject to stockholder approval if required by law or the applicable rules and regulations of the stock exchange or market on which the Common Stock is then listed for trading. No options may be granted under the 1993 Stock Option Plan on or after August 31, 2003.

         Upon the occurrence of a sale of the Company, a sale of substantially all of the assets of the Company, certain business combinations, and certain other events constituting a Change of Control, each stock option shall become exercisable for all shares of Common Stock then subject to such stock option regardless of any vesting conditions otherwise expressed therein.

         As of April 12, 1999, stock options for 1,088,033 shares (net of cancellations) have been granted under the terms of the 1993 Stock Option Plan. The benefits to be received by participants in the 1993 Stock Option Plan are not currently determinable.

         PROPOSED AMENDMENT. The principal reasons for amending the 1993 Stock Option Plan at this time are (i) to provide for an increase in the number of shares available for future grant under the 1993 Stock Option Plan, (ii) to provide for discretionary grants of stock options to Non-Employee Directors as a means to attract and retain qualified individuals to serve on the Board of Directors and (iii) to define the events constituting a Change of Control, upon the occurrence of which, an acceleration of the time during which options granted under the 1993 Stock Option Plan may be exercised would occur.

         An aggregate of 1,705,000 shares have previously been authorized for issuance upon exercise of options since the 1993 Stock Option Plan was originally approved by stockholders in 1994. The Amendment would provide authorization for the grant of an additional 806,468 shares under the 1993 Stock Option Plan. As of March 31, 1999, the Company had 12,557,344 shares outstanding. If options for all shares, including this additional authorization, available under the 1993 Stock Option Plan were issued, these shares would constitute approximately 20% of the Common Stock outstanding on such date.

                                NEW PLAN BENEFITS
                             1993 STOCK OPTION PLAN


                                                                                                   NUMBER OF
                       NAME AND POSITION                               DOLLAR VALUE ($) (1)        SHARES(2)
-----------------------------------------------------------------   ---------------------------  -------------
Edward W. Laves, Ph.D., President and Chief Executive Officer                   --                    100,000
Michael C. Balduzzi, Vice President, Sales....................                  --                     25,000
Dennis M. Craig, Vice President, Engineering and
   Manufacturing..............................................                                         70,000
Benjamin Golant, Vice President, Technology...................                  --                     50,000
Executive Officer Group.......................................                  --                    380,000
Non-Employee Director Group...................................                  --                     55,000
Non-Executive Officer Employee Group..........................                  --                    295,900

-------------------
(1) The dollar value of the grants is indeterminate at this time as these grants are subject to a vesting schedule and the value of the grants are dependent on the price of the Common Stock achieving levels above the grant price. All of the grants were granted at the fair market value of the Common Stock on the date of grant.

(2)   These options were granted in 1998 pursuant to the 1993 Stock Option Plan.

         EFFECT OF FEDERAL INCOME TAXATION. Stock options granted under the 1993 Stock Option Plan may be either incentive stock options intended to qualify under Section 422 of the Code ("ISOs") or NQSOs. The following summary of tax consequences with respect to the stock options that may be granted under the 1993 Stock Option Plan is not comprehensive and is based upon laws and regulations in effect on April 12, 1999. Such laws and regulations are subject to change.

         There are generally no federal income tax consequences either to the option holder or to the Company upon the grant of a stock option. On exercise of an ISO, the option holder will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the option holder under the alternative minimum tax provisions of the Code. Generally, if the option holder disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the option holder will recognize compensation income and the Company will then be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the option holder will be treated as a capital gain. On exercise of a NQSO, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the participant as compensation income and will generally be deductible for tax purposes by the Company. The dispositions of shares acquired upon exercise of a NQSO will generally result in a capital gain or loss for the option holder, but will have no tax consequences for the Company. See "Report of Compensation Committee of the Board of Directors" for the description of the implications of Section 162(m) of the Code.

         In the event any payments or rights accruing to an option holder upon a "change in control" constitute "parachute payments" under Section 280G of the Code, the option holder will be subject to an excise tax (in addition to its ordinary income tax liability) on the amount of such payments or rights accruing and the other income of the option holder from the Company, and the Company will not be allowed to deduct such payments that constitute "excess parachute payments" under Section 280G of the Code.


                                   PROPOSAL 4

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors, upon the recommendation of the Audit Committee, has appointed Ernst & Young LLP, independent certified public accountants, as auditors of the Company's financial statements for 1999. Ernst & Young LLP has acted as auditors for the Company since the Company's inception in October 1989.

         The Board of Directors has determined to afford stockholders the opportunity to express their opinions on the matter of auditors, and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Board of Directors' appointment of Ernst & Young LLP. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Ernst & Young LLP, the Board of Directors will interpret this as an instruction to seek other auditors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

         It is expected that representatives of Ernst & Young LLP will be present at the meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.

                         MISCELLANEOUS AND OTHER MATTERS

         SOLICITATION. The cost of this proxy solicitation will be borne by the Company. The Company may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at the Company's expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by the Company for their reasonable out-of-pocket expenses of solicitation. The Company does not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

         PROPOSALS OF STOCKHOLDERS. Proposals of stockholders intended to be considered at the Company's 2000 Annual Meeting of Stockholders must be received by the Secretary of the Company not less than 120 days nor more than 150 days prior to May 4, 2000. Proposals of stockholders intended to be included in the Company's proxy statement and proxy for the Company's 2000 Annual Meeting of Stockholders must be received by the Secretary of the Company not less than 120 days prior to May 4, 2000.

         OTHER BUSINESS. The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in the Company's Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxy will vote as the Board of Directors directs.

         ADDITIONAL INFORMATION. THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULE THERETO, UPON THE WRITTEN REQUEST OF ANY PERSON WHO IS A STOCKHOLDER AS OF THE RECORD DATE, AND WILL PROVIDE COPIES OF THE EXHIBITS TO SUCH ANNUAL REPORT UPON PAYMENT OF A REASONABLE FEE WHICH SHALL NOT EXCEED THE COMPANY'S REASONABLE EXPENSES INCURRED IN CONNECTION THEREWITH. REQUESTS FOR SUCH MATERIALS SHOULD BE DIRECTED TO ILLINOIS SUPERCONDUCTOR CORPORATION, 451 KINGSTON COURT, MT. PROSPECT, ILLINOIS 60056, ATTENTION: SECRETARY.

                                          By Order of the Board of Directors,


                                          /s/ William M. Kochlefl
                                          -----------------------------------
                                          WILLIAM M. KOCHLEFL
May 4, 1999                               Secretary

                                                                       EXHIBIT A
                                FOURTH AMENDMENT
                                     TO THE
                       ILLINOIS SUPERCONDUCTOR CORPORATION
                      AMENDED AND RESTATED 1993 STOCK PLAN

         RESOLVED, that the Illinois Superconductor Corporation Amended and Restated 1993 Stock Option Plan, as amended (the "Plan"), be and hereby is amended, subject to stockholder approval, effective June 9, 1999, as follows (capitalized terms used herein shall have the meanings ascribed to such terms in the Plan):

                                        I

         Section 3 (which describes the maximum aggregate number of Shares issuable under the Plan) is hereby amended by deleting the first sentence of the first paragraph of Section 3 and inserting in its place the following sentence:

         "Subject to the provisions of Section 10 of this Plan, and unless otherwise amended by the Board and approved by the stockholders of the Company as required by law, the maximum aggregate number of Shares issuable under this Plan is 2,511,468, and such Shares are hereby made available and shall be reserved for issuance under this Plan."

                                       II

         Section 5(b) (which describes the amount of Options that may be granted to Outside Directors) is hereby amended as follows:

         (A) The words "shall be automatic and nondiscretionary and" following the words "under this Plan" are hereby deleted from the first sentence of
Section 5(b).

         (B) The words "or to determine the number of Shares to be covered by options granted to Outside Directors" following the words "shall be granted options" are hereby deleted from Section 5(b)(i).

         (C) The second sentence of Section 5(b)(ii) is hereby deleted and the following sentence is hereby inserted in its place:

         "On the date of the Annual Meeting of Stockholders of the Company in each calendar year, each Outside Director who is reelected at that meeting, or whose term of office does not expire at that meeting, shall be automatically granted an option to purchase not less than 3,000 Shares nor more than 10,000 Shares, such number of Shares to be determined by the Board on such date (subject to adjustment as provided in Section 10 below); provided that no such automatic annual grant shall be made to an Outside Director (i) who is first elected to the Board at such Annual Meeting or was first elected to the Board within three months prior to such Annual Meeting, or (ii) if there are not sufficient Shares remaining and available to all Outside Directors eligible for an automatic grant at the time at which an automatic annual grant would otherwise be made under this Section 5(b)(ii)."

       (D) Section 5(b)(iii) is hereby amended by deleting the words "this
Section 5(b)" following the words "granted under" and inserting the words "Section 5(b)(ii) above" in their place.

       (E) The following language is hereby inserted as a new Section 5(b)(iv) following Section 5(b)(iii):

       "(iv) Subject to the limitation set forth in Section 5(a) above, each Outside Director may be granted additional Options at the discretion of the Board. Subject to the provisions of this Plan, the terms of such discretionary Options shall be set forth in the Option agreement."

                                       III

       Section 10(c) (which describes adjustments to Options in the event of a sale or merger) is hereby amended by deleting such Section 10(c) in its entirety and inserting the following language in its place:

                  "(c) Change of Control. For purposes of this Plan, a "Change of Control" shall be deemed to have occurred if (i) any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company), including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock (other than as a result of a purchase of such stock from the Company) representing more than 25% of the combined voting power of the Company's then outstanding securities; (ii)(A) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation other than a majority-owned subsidiary of the Company, or to sell or otherwise dispose of all or substantially all of the Company's assets, and (B) the persons who were the members of the Board prior to such approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or the parent thereof; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in (i) above) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board. Immediately prior to a Change of Control, each Option shall become exercisable for all Shares then subject to such Option regardless of any vesting conditions otherwise expressed therein."

                                       IV

       Section 12(a) (which describes amendments to the Plan) is hereby amended by deleting such Section 12(a) in its entirety and inserting the following language in its place:

                  "(a) Amendment and Termination. The Board or the Committee may amend, waive or terminate this Plan from time to time in such respects as it shall deem advisable; provided that, to the extent necessary to comply with the applicable rules and regulations of the stock exchange or market on which the Common Stock is then listed for trading or with
         Section 422 of the Code (or any successor or applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such manner and to such a degree as is required by the rule, regulation or law."


                                        V

         In all other respects, the Plan shall continue in full force and effect.

Dated: April 12, 1999
                                             By Order of the Board of Directors,

                                             /s/  William M. Kochlefl

                                             William M. Kochlefl
                                             Secretary

                                                                       EXHIBIT B

                       ILLINOIS SUPERCONDUCTOR CORPORATION
                             a Delaware corporation

                              Amended and Restated
                             1993 Stock Option Plan

         1. Purpose. The purposes of this Amended and Restated 1993 Stock Option Plan are to attract and retain the best available personnel, to provide additional incentive to the Employees, Consultants and Outside Directors of Illinois Superconductor Corporation, a Delaware corporation (the "Company"), and to promote the success of the Company's business.

         Options granted hereunder may, consistent with the terms of this Plan, be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Committee and as reflected in the terms of the written option agreement.

         2. Definitions. As used in this Plan, the following definitions shall apply:

         (a)  "Board" means the Board of Directors of the Company.

         (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

         (c) "Committee" means the Committee appointed by the Board or otherwise determined in accordance with Section 4(a) of this Plan.

         (d) "Common Stock" means the common stock of the Company, par value $.001 per share.

         (e) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services; provided that the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

         (f) "Continuous Status as an Employee, Consultant or Outside Director" means the absence of any interruption or termination of service as an Employee, Consultant or Outside Director, as applicable. Continuous Status as an Employee, Consultant or Outside Director shall not be considered interrupted in the case of sick leave or military leave, any other leave provided pursuant to a written policy of the Company in effect at the time of determination, or any other leave of absence approved by the Board or the Committee; provided that such leave is for a period of not more than the greatest of (i) 90 days, (ii) the date of the resumption of such service upon the expiration of such leave which is guaranteed by contract or statute or is provided in a written policy of the Company which was in effect upon the commencement of such leave, or (iii) such period of leave as may be determined by the Board or the Committee in its sole discretion.

         (g) "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d)(3), or any successor definition adopted by the Commission, provided the person is also an "outside director" under Section 162(m) of the Code.

         (h) "Employee" means any person employed by the Company or any Parent or Subsidiary of the Company, including employees who are also officers or directors or both of the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

         (j) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, and the rules and regulations promulgated thereunder.

         (k) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

         (l)  "Option" means a stock option granted pursuant to this Plan.

         (m)  "Optioned Stock" means the Common Stock subject to an Option.

         (n) "Optionee" means an Employee, Consultant or Outside Director who receives an Option.

         (o) "Outside Director" means any member of the Board of Directors of the Company who is not an Employee or Consultant.

         (p) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (q) "Plan" means this Illinois Superconductor Corporation 1993 Stock Option Plan, as amended from time to time.

         (r) "Rule 16b-3" means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the Securities and Exchange Commission.

         (s) "Share" means a share of the Common Stock, as adjusted in accordance with Section of this Plan.

         (t) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Scope of Plan. Subject to the provisions of Section 10 of this Plan, and unless otherwise amended by the Board and approved by the stockholders of the Company as required by law, the maximum aggregate number of Shares issuable under this Plan is 455,000, 375,000 of which shall be reserved for issuance to Employees and Consultants and 80,000 of which shall be reserved for issuance to Outside Directors, and such Shares are hereby made available and shall be reserved for issuance under this Plan. The Shares may be authorized but unissued, or reacquired, Common Stock.

         If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares subject thereto shall (unless this Plan shall have terminated) become available for grants of other Options under this Plan.

         4.   Administration of Plan.

         (a) Procedure. This Plan shall be administered by the Committee appointed pursuant to this Section 4(a). The Committee shall consist of two or more Outside Directors appointed by the Board, but all Committee members must be Disinterested Persons. If the Board fails to appoint such persons, the Committee shall consist of all Outside Directors who are Disinterested Persons.

         (b) Powers of Committee. Subject to Section 5(b) below and otherwise subject to the provisions of this Plan, the Committee shall have full and final authority in its discretion to: (i) grant Incentive Stock Options and Nonstatutory Stock Options, (ii) determine, upon review of relevant information and in accordance with Section below, the Fair Market Value of the Common Stock;
(iii) determine the exercise price per share of Options to be granted, in accordance with this Plan, (iv) determine the Employees and Consultants to whom, and the time or times at which, Options shall be granted, and the number of shares to be represented by each Option; (v) cancel, with the consent of the Optionee, outstanding Options and grant new Options in substitution therefor;
(vi) interpret this Plan;

(vii) accelerate or defer (with the consent of Optionee) the exercise date of any Option; (viii) prescribe, amend and rescind rules and regulations relating to this Plan; (ix) determine the terms and provisions of each Option granted (which need not be identical) by which Options shall be evidenced and, with the consent of the holder thereof, modify or amend any provisions (including without limitation provisions relating to the exercise price and the obligation of any Optionee to sell purchased Shares to the Company upon specified terms and conditions) of any Option; (x) require withholding from or payment by an Optionee of any federal, state or local taxes; (xi) appoint and compensate agents, counsel, auditors or other specialists as the Committee deems necessary or advisable; (xii) correct any defect or supply any omission or reconcile any inconsistency in this Plan and any agreement relating to any Option, in such manner and to such extent the Committee determines to carry out the purposes of this Plan, and; (xiii) construe and interpret this Plan, any agreement relating to any Option, and make all other determinations deemed by the Committee to be necessary or advisable for the administration of this Plan.

         A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present, or acts unanimously approved in writing by the entire Committee without a meeting, shall be the acts of the Committee. A member of the Committee shall not participate in any decisions with respect to himself under this Plan.

         (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under this Plan.

         5.   Eligibility.

         (a) Options may be granted to any Employee, Consultant or Outside Director as the Committee may from time to time designate, provided that (i) Incentive Stock Options may be granted only to Employees, and (ii) Options may be granted to Outside Directors only in accordance with the provisions of
Section 5(b) below. In selecting the individuals to whom Options shall be granted, as well as in determining the number of Options granted, the Committee shall take into consideration such factors as it deems relevant in connection with accomplishing the purpose of this Plan. Subject to the provisions of Section above, an Optionee may, if he or she is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine. During any calendar year, Options for no more than 100,000 shares of Common Stock shall be granted to any individual Employee, Consultant or Outside Director.

         (b) All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

         (i) No person shall have any discretion to select which Outside Directors shall be granted options or to determine the number of Shares to be covered by options granted to Outside Directors; provided, that nothing in this Plan shall be construed to prevent an Outside Director from declining to receive an Option under this Plan.

         (ii) Each Outside Director who is first elected to the Board after the adoption of this Plan shall be automatically granted on the date of such election (whether by the stockholders or by the Board of Directors) an Option to purchase 10,000 Shares (subject to adjustment as provided in Section 10 below). On the date of the Annual Meeting of Stockholders of the Company in each calendar year commencing with the first Annual Meeting of the Stockholders of the Company held after the adoption of this Plan, each Outside Director who is elected or reelected at that meeting, or whose term of office does not expire at that meeting, shall be automatically granted an option to purchase 2,000 Shares (subject to adjustment as provided in Section 10 below); provided that no such automatic annual grant shall be made to an Outside Director (i) who is first elected to the Board at such Annual Meeting or was first elected to the Board within three months prior to such Annual Meeting, or (ii) if there are not sufficient shares remaining and available to all Outside Directors eligible for an automatic annual grant at the time at which an automatic annual grant would otherwise be made under this Section 5(b).

        (iii) The terms of each Option granted under this Section 5(b) shall be as follows:

                        (A) the term of the option shall be ten (10) years;

                        (B) the Option shall become exercisable cumulatively with respect to one-third of the Shares on each of the first, second and third anniversaries of the date of grant; provided, however, that in no event shall any option be exercisable prior to obtaining stockholder approval of this Plan; and

                        (C) the exercise price per share of Common Stock shall be 100% of the "Fair Market Value" (as defined in Section 7(b) below) on the date of grant of the Option.

         (c) Each Option granted under Section 5(b) above shall be a Nonstatutory Stock Option. Each other Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designations, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Options shall be taken into account in the order in which they are granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (d) This Plan shall not confer upon any Optionee any right with respect to continuation of employment by or the rendition of services to the Company or any Parent or Subsidiary, nor shall it interfere in any way with his or her right or the right of the Company or any Parent or Subsidiary to terminate his or her employment or services at any time, with or without cause. The terms of this Plan or any Options granted hereunder shall not be construed to give any Optionee the right to any benefits not specifically provided by this Plan or in any manner modify the Company's right to modify, amend or terminate any of its pension or retirement plans.

         6. Term of Plan. This Plan shall become effective upon the later to occur of its adoption by the Board of Directors of the Company (such adoption to include the approval of at least two Outside Directors) or its approval by vote of the holders of a majority of the outstanding shares of the Company entitled to vote on the adoption of this Plan, and shall terminate no later than August 31, 2003. No grants shall be made under this Plan after the date of termination of this Plan. Any termination, either partially or wholly, shall not affect any Options then outstanding under this Plan.

         7.   Exercise Price and Consideration.

         (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Committee as follows:

         (i) In the case of an Incentive Stock Option granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant, but if granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

         (ii) In the case of an Incentive Stock Option granted to any person other than an Outside Director, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant, but if granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant. The exercise price of Options granted pursuant to
Section 5(b) above shall be 100% of the Fair Market Value on the date of grant of the Option.

         For purposes of this Section 7(a), if an Option is amended to reduce the exercise price, the date of grant of such option shall thereafter be considered to be the date of such amendment.

         (iii) With respect to (i) or (ii) above, the per Share exercise price is subject to adjustment as provided in Section 10 below.

         (b) Fair Market Value. The "Fair Market Value" of the Common Stock shall be determined by the Committee in its discretion; provided, that if the Common Stock is listed on a stock exchange, the Fair Market Value per Share shall be the closing price on such exchange on the date of grant of the Option as reported in the Wall Street Journal (or, (i) if not so reported, as otherwise reported by the exchange, and (ii) if not reported on the date of grant, then on the last prior date on which a sale of the Common Stock was reported); or if not listed on an exchange but traded on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ"), the Fair Market Value per Share shall be the closing price per share of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, (i) if not so reported, as otherwise reported by NASDAQ, and (ii) if not reported on the date of grant, then on the last prior date on which a sale of the Common Stock was reported); or, if the Common Stock is otherwise publicly traded, the mean of the closing bid price and asked price for the last known sale.

         (c) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash; (ii) check; (iii) the Optionee's personal interest bearing full recourse promissory note with such terms and provisions as the Committee may authorize (provided that no person who is not an Employee of the Company may purchase Shares with a promissory note); (iv) other Shares of Common Stock which (X) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired directly or indirectly from the Company, and (Y) have a Fair Market Value on the date of surrender (determined without regard to any limitations on transferability imposed by securities laws) equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (v) any combination of such methods of payment; or (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws.

         (d) Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Optionee for Federal income tax purposes with respect to an option, the Optionee shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company to obtain a current deduction. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock underlying the subject option, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied so as to avoid liability thereunder. The obligations of the Company under this Plan shall be conditional upon such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Optionee.

         8.   Options.

         (a) Term of Option. The term of each Option granted (other than an Option granted under Section 5(b) above) shall be for a period of no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Option Agreement.

         (b)  Exercise of Options.

         (i) Procedure for Exercise; Rights as a Shareholder. Any Option granted under this Plan (other than an Option granted pursuant to Section 5(b) above) shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall otherwise be permissible under the terms of this Plan.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7 of this Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. If the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonstatutory Stock Option pursuant to
Section 5(b) above, the Company shall issue a separate stock certificate evidencing the Shares treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Nonstatutory Stock Option and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section of this Plan.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (ii) Method of Exercise. An Optionee may exercise an Option, in whole or in part, at any time during the option period by the Optionee's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (A) by delivering Common Stock already owned by the Optionee having a total Fair Market Value on the date of such delivery equal to the exercise price of the subject Option; (B) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee; (C) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the exercise price of the subject Option; (D) by the delivery of cash by a broker-dealer to whom the Optionee has submitted an irrevocable notice of exercise (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (E) by any combination of the foregoing. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Option may be authorized only at the time the Option is granted. No shares of Common Stock shall be issued until full payment therefor has been made. An Optionee shall have all of the rights of a shareholder of the Company holding the class of Common Stock that is subject to such Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Optionee has given written notice of exercise, has paid in full for such shares and such shares have been recorded on the Company's official shareholder records as having been issued or transferred.

         (iii) Termination of Status as an Employee, Consultant or Outside Director. If an Optionee's Continuous Status as an Employee, Consultant or Outside Director (as the case may be) is terminated for any reason whatever, such Optionee may, but only within such period of time as provided in the Option agreement, after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option agreement), exercise the Option to the extent that such Employee, Consultant or Outside Director was entitled to exercise it at the date of such termination pursuant to the terms of the Option agreement. To the extent that such Employee, Consultant or Outside Director was not entitled to exercise the Option at the date of such termination, or if such Employee, Consultant or Outside Director does not exercise such Option (which such Employee, Consultant or Outside Director was entitled to exercise) within the time specified in the Option agreement, the Option shall terminate.

         (iv) Company Loan or Guarantee. Upon the exercise of any Option and subject to the pertinent Option agreement and the discretion of the Committee, the Company may at the request of the Optionee; (A) lend to the Optionee, with recourse, an amount equal to such portion of the option exercise price as the Committee may determine; or (B) guarantee a loan obtained by the Optionee from a third-party for the purpose of tendering the option exercise price.

         9. Non-transferability of Options. An Option granted hereunder shall by its terms not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution. An Option may be exercised during the Optionee's lifetime only by the Optionee.

         10.  Adjustments Upon Changes in Capitalization or Merger.

         (a) Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which have been authorized for issuance under this Plan but as to which no Options have yet been granted or which have been returned to this Plan upon cancellation or expiration of an Option, and the number of shares of Common Stock subject to each outstanding Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock of the Company or the payment of a stock dividend with respect to the Common Stock. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

         (c) Sale or Merger. "Sale" means: (i) sale (other than a sale by the Company) of securities entitled to more than 75% of the voting power of the Company in a single transaction or a related series of transactions; or (ii) sale of substantially all of the assets of the Company; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company, as a result of which the persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not own securities immediately after the reorganization, merger or consolidation entitled to more than 25% of the voting power of the reorganized, merged or consolidated company. Immediately prior to a Sale, each Optionee may exercise his or her Option as to all Shares then subject to the Option, regardless of any vesting conditions otherwise expressed in the Option. Voting power, as used in this Section 10(c), shall refer to those securities entitled to vote generally in the election of directors, and securities of the Company not entitled to vote but which are convertible into, or exercisable for, securities of the Company entitled to vote generally in the election of directors shall be counted as if converted or exercised, and each unit of voting securities shall be counted in proportion to the number of votes such unit is entitled to cast.

         (d) Purchased Shares. No adjustment under this Section 10 shall apply to any purchased Shares already deemed issued at the time any adjustment would occur.

         (e) Notice of Adjustments. Whenever the purchase price or the number or kind of securities issuable upon the exercise of the Option shall be adjusted pursuant to Section 10, the Company shall give each Optionee written notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, and the method by which such adjustment was calculated.

         (f) Certain Cash Payments. If an Optionee would not be permitted to exercise an Option or any portion thereof (for purposes of this subsection (f) only, each such Option being referred to as a "Subject Option") or dispose of the Shares received upon the exercise thereof without loss or liability (other than a loss or liability for the exercise price, applicable withholding or any associated transactional cost), or if the Board determines that the Optionee may not be permitted to exercise the same rights or receive the same consideration with respect to the Sale of the Company as a shareholder of the Company with respect to any Subject Options or portion thereof or the

Shares received upon the exercise thereof, then notwithstanding any other provision of this Plan and unless the Committee shall provide otherwise in an agreement with such Optionee with respect to any Subject Options, such Optionee shall have the right, whether or not the Subject Option is fully exercisable or may be otherwise realized by the Optionee, by giving notice during the 60-day period from and after a Sale to the Company, to elect to surrender all or part of any Subject Options to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the "Sale Price" (as defined herein) per share of Common Stock on the date of such election shall exceed the amount which the Optionee must pay to exercise the Subject Options per share of Common Stock under such Subject Options (the "Spread") multiplied by the number of shares of Common Stock granted under the Subject Options as to which the right granted hereunder shall be applicable and shall have been exercised; provided, however, that if the end of such 60-day period from and after a Sale is within six months of the date of grant of a Subject Option held by an Optionee (except an Optionee who has deceased during such six month period) who is an officer or director of the Company (within the meaning of
Section 16(b) of the Exchange Act), such Subject Option shall be canceled in exchange for a payment to the Optionee, effective on the day which is six months and one day after the date of grant of such Subject Option, equal to the Spread multiplied by the number of shares of Common Stock granted under the Subject Option. With respect to any Optionee who is an officer or director of the Company (within the meaning of Section 16(b) of the Exchange Act), the 60-day period shall be extended, if necessary, to include the "window period" of Rule 16(b)-3 which first commences on or after the date of the Sale, and the Committee shall have sole discretion, if necessary, to approve the Optionee's exercise hereunder and the date on which the Spread is calculated may be adjusted, if necessary, to a later date if necessary to avoid liability to such Optionee under Section 16(b). For purposes of the Plan, "Sale Price" means the higher of (a) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Sale or (b) if the Sale is the result of a tender or exchange offer or a corporate transaction, the highest price per share of Common Stock paid in such tender or exchange offer or a corporate transaction, except that, in the case of Incentive Stock Options, such price shall be based only on the Fair Market Value of the Common Stock on the date such Incentive Stock Option is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

         (g) Mitigation of Excise Tax. If any payment or right accruing to an Optionee under this Plan (without the application of this Section), either alone or together with other payments or rights accruing to the Optionee from the Company or an affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), the Committee may in each particular instance determine to (a) reduce such payment or right to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code, or (b) take such other actions, or make such other arrangements or payments with respect to any such payment or right as the Committee may determine in the circumstances. Any such determination shall be made by the Committee in the exercise of its sole discretion, and such determination shall be conclusive and binding on the Optionee. The Optionee shall cooperate as may be requested by the Committee in connection with the Committee's determination, including providing the Committee with such information concerning such Optionee as the Committee may deem relevant to its determination.

         11. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Employee, Consultant or Outside Director to whom an Option is so granted within a reasonable time after the date of such grant. If the Committee cancels, with the consent of Optionee, any Option granted under this Plan, and a new Option is substituted therefor, the date that the canceled Option was originally granted shall be the date used to determine the earliest date for exercising the new substituted Option under Section 7 so that the Optionee may exercise the substituted Option at the same time as if the Optionee had held the substituted Option since the date the canceled Option was granted.

         12.  Amendment and Termination of Plan.

         (a) Amendment and Termination. The Board or the Committee may amend, waive or terminate this Plan from time to time in such respects as it shall deem advisable; provided that, to the extent necessary to comply with Rule 16b-3 or with Section 422 of the Code (or any other successor or applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as is required by the applicable law, rule or regulation. Notwithstanding the foregoing, neither the provisions of Section 5(b), nor any other provisions pertaining to the automatic option grants to Outside Directors, shall be amended more than once every six months, other than to comport with changes in the Code or other applicable laws or any rules or regulations promulgated thereunder.

         (b) Effect of Amendment or Termination. Any such amendment or termination of this Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Committee, which agreement must be in writing and signed by the Optionee and the Company.

         13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         14. Restrictions on Shares. Shares of Common Stock issued upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the grant. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and
(iii) the satisfaction of any applicable withholding obligation in order for the Company or an affiliate to obtain a deduction with respect to the exercise of an Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

         15. Shareholder Rights. No person shall have any rights of a shareholder as to shares of Common Stock subject to an Option until, after proper exercise of the Option or other action required, such shares shall have been recorded on the Company's official shareholder records as having been issued or transferred. Subject to the preceding Section and upon exercise of the Option or any portion thereof, the Company will have thirty (30) days in which to issue the shares, and the Optionee will not be treated as a shareholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official shareholder records, except as provided herein or in an agreement.

         16. Best Efforts To Register. If there has been a public offering, the Company may register under the Securities Act the Common Stock delivered or deliverable pursuant to Options on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon as such forms are available for registration to the Company for this purpose. The Company will, if it so determines, use its good faith efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of
(a) one year following the expiration of the option period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Optionees have disposed of all shares delivered pursuant to any Option. The Company may delay the foregoing actions at any time and from time to time if the Committee determines in its discretion that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to Optionees.

         17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to permit the exercise of all Options outstanding under this Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained for any reason.

         18. Option Agreements. Options shall be evidenced by written Option agreements in such form as the Committee shall approve.

         19. Information to Optionees. To the extent required by applicable law, the Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all stockholders of the Company. Except as otherwise noted in the foregoing sentence, the Company shall have no obligation or duty to affirmatively disclose to any Optionee, and no Optionee shall have any right to be advised of, any material information regarding the Company or any Parent or Subsidiary at any time prior to, upon or otherwise in connection with, the exercise of an Option.

         20. Funding. Benefits payable under this Plan to any person shall be paid directly by the Company. The Company shall not be required to fund or otherwise segregate assets to be used for payment of benefits under this Plan.

         21. Controlling Law. This Plan shall be governed by the laws of the State of Delaware applicable to contracts made and performed wholly in Delaware between Delaware residents.

                             FIRST AMENDMENT TO THE
                       ILLINOIS SUPERCONDUCTOR CORPORATION
                   AMENDED AND RESTATED 1993 STOCK OPTION PLAN


         RESOLVED, that the Illinois Superconductor Corporation Amended and Restated 1993 Stock Option Plan (the "Plan") be and hereby is amended, subject to stockholder approval, effective June 16, 1995, as follows:

                                        I

         Section 3 (which describes the maximum aggregate number of shares issuable under the Plan) hereby is amended by deleting the first sentence of the first paragraph and inserting in its place the following sentence:

         "Subject to the provisions of Section 10 of this Plan, and unless otherwise amended by the Board and approved by the stockholders of the Company as required by law, the maximum aggregate number of Shares issuable under this Plan is 655,000, 575,000 of which shall be reserved for issuance to Employees and Consultants and 80,000 of which shall be reserved for issuance to Outside Directors, and such Shares are hereby made available and shall be reserved for issuance under this Plan."

                                       II

         In all other respects, the Plan shall continue in full force and effect.

Dated:   January 23, 1995

                                             By Order of the Board of Directors,

                                             /s/  Stephen G. Wasko

                                             Stephen G. Wasko
                                             Secretary

                             SECOND AMENDMENT TO THE
                       ILLINOIS SUPERCONDUCTOR CORPORATION
                   AMENDED AND RESTATED 1993 STOCK OPTION PLAN

         RESOLVED, that the Illinois Superconductor Corporation Amended and Restated 1993 Stock Option Plan, as amended (the "Plan") be and hereby is amended, subject to stockholder approval, effective June 13, 1996, as follows:

                                        I

         Section 3 (which describes the maximum aggregate number of shares issuable under the Plan) hereby is amended by deleting the first sentence of the first paragraph thereof and inserting in its place the following sentence:

         "Subject to the provisions of Section 10 of this Plan, and unless otherwise amended by the Board and approved by the stockholders of the Company as required by law, the maximum aggregate number of Shares issuable under this Plan is 1,055,000, 975,000 of which shall be reserved for issuance to Employees and Consultants and 80,000 of which shall be reserved for issuance to Outside Directors, and such Shares are hereby made available and shall be reserved for issuance under this Plan."

                                       II
         Section 5(b)(ii), which describes the amount of stock options granted annually to Outside Directors, hereby is amended by deleting the second sentence thereof and inserting in its place the following sentence:

         "On the date of the Annual Meeting of Stockholders of the Company in each calendar year commencing with the first Annual Meeting of Stockholders of the Company held after the adoption of this Plan, each Outside Director who is elected or reelected at that meeting, or whose term of office does not expire at that meeting, shall be automatically granted an option to purchase 3,000 Shares (subject to adjustment as provided in Section 10 below); provided that no such automatic annual grant shall be made to an Outside Director (i) who is first elected to the Board at such Annual Meeting or was first elected to the Board within three months prior to such Annual Meeting, or (ii) if there are not sufficient shares remaining and available to all Outside Directors eligible for an automatic annual grant at the time at which an automatic annual grant would otherwise be made under this Section 5(b)."

                                       III

         In all other respects, the Plan shall continue in full force and effect.

Dated:   February 23, 1996

                                             By Order of the Board of Directors,

                                             /s/  Stephen G. Wasko

                                             Stephen G. Wasko
                                             Secretary

                             THIRD AMENDMENT TO THE
                       ILLINOIS SUPERCONDUCTOR CORPORATION
                   AMENDED AND RESTATED 1993 STOCK OPTION PLAN

         RESOLVED, that the Illinois Superconductor Corporation Amended and Restated 1993 Stock Option Plan, as amended (the "Plan") be and hereby is amended, subject to stockholder approval, effective June 11, 1997, as follows:

                                        I

         Section 3 (which describes the maximum aggregate number of shares issuable under the Plan) hereby is amended by deleting the first sentence of the first paragraph thereof and inserting in its place the following sentence:

         "Subject to the provisions of Section 10 of this Plan, and unless otherwise amended by the Board and approved by the stockholders of the Company as required by law, the maximum aggregate number of Shares issuable under this Plan is 1,705,000, 1,575,000 of which shall be reserved for issuance to Employees and Consultants and 130,000 of which shall be reserved for issuance to Outside Directors, and such Shares are hereby made available and shall be reserved for issuance under this Plan."


                                       II

         Section 9 (which discusses the restrictions on transferability of options granted under the Plan) hereby is amended and restated in its entirety to read as follows:

                  "9. Non-transferability of Options. Except as otherwise provided in an Option Agreement, an Option granted hereunder shall by its terms not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution. Except as otherwise provided in an Option Agreement, an Option may be exercised during the Optionee's lifetime only by the Optionee."

                                       III

         In all other respects, the Plan shall continue in full force and effect.


Dated:   February 28, 1997

                                             By Order of the Board of Directors,

                                             /s/  Stephen G. Wasko

                                             Stephen G. Wasko
                                             Secretary

                      ILLINOIS SUPERCONDUCTOR CORPORATION
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEE LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, AND 4.


1.     ELECTION OF DIRECTOR:
       NOMINEE: EDWARD W. LAVES    [ ] FOR    [ ] WITHHOLD AUTHORITY

2. APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED CAPITAL STOCK AND THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK:

           [ ] FOR            [ ] AGAINST          [ ] ABSTAIN

3. APPROVAL OF THE FOURTH AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED 1993 STOCK OPTION PLAN:

           [ ] FOR            [ ] AGAINST          [ ] ABSTAIN


4. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999:

           [ ] FOR            [ ] AGAINST          [ ] ABSTAIN

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.


                                              Dated:                     , 1999
                                                    ---------------------

                                              ---------------------------------
                                              Signature



                                              ---------------------------------
                                              Signature (if held jointly)

                                              NOTE: Please date your proxy and
                                              sign exactly as the name or names
                                              appears on your stock certificate.
                                              All joint owners of stock should
                                              sign above. Sign your full title
                                              when signing as an executor,
                                              administrator, personal
                                              representative, trustee, officer,
                                              etc.

[ ] Please check this box if you plan to attend the meeting.

PROXY              ILLINOIS SUPERCONDUCTOR CORPORATION                  PROXY
               451 KINGSTON COURT - MT. PROSPECT, ILLINOIS 60056

           PROXY FOR THE JUNE 9, 1999 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints EDWARD W. LAVES, WILLIAM M. KOCHLEFL and KENNETH E. WOLF and each or any of them as proxies, each with power of substitution, and hereby authorizes them to represent the undersigned and to vote, as designated below, all the shares of COMMON STOCK held of record by the undersigned on April 14, 1999 at the Annual Meeting of Stockholders of Illinois Superconductor Corporation, to be held on June 9, 1999, at Ida Noyes Hall, 1212 East 59th Street, Chicago, Illinois, beginning at 11:30 a.m. local time, or at any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEE LISTED ON THIS PROXY, "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED CAPITAL STOCK AND THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, "FOR" THE PROPOSAL TO APPROVE THE FOURTH AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED 1993 STOCK OPTION PLAN AND "FOR" THE RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.


     PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                 (Continued and to be signed on reverse side.)